UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162 and 811-09739

Name of Fund: BlackRock Core Principal Protected Fund of BlackRock Principal
              Protected Trust Master Large Cap Core Portfolio of Master Large Cap Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2008

Date of reporting period: 11/01/2007 - 10/31/2008

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Core Principal                                               BLACKROCK
Protected Fund
OF BLACKROCK PRINCIPAL PROTECTED TRUST

ANNUAL REPORT | OCTOBER 31, 2008

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summary .............................................................     4
About Fund Performance ...................................................     6
Disclosure of Expenses ...................................................     6
Fund Financial Statements:
  Statement of Assets and Liabilities ....................................     7
  Statement of Operations ................................................     8
  Statements of Changes in Net Assets ....................................     9
Fund Financial Highlights ................................................    10
Fund Notes to Financial Statements .......................................    12
Fund Report of Independent Registered Public Accounting Firm .............    16
Important Tax Information (Unaudited) ....................................    16
Officers and Trustees of the Trust .......................................    17
Portfolio Summary ........................................................    20
Master Financial Statements:
  Schedule of Investments ................................................    21
  Statement of Assets and Liabilities ....................................    24
  Statement of Operations ................................................    25
  Statements of Changes in Net Assets ....................................    26
Master Financial Highlights ..............................................    26
Master Notes to Financial Statements .....................................    27
Master Report of Independent Registered Public Accounting Firm ...........    29
Officers and Directors of Master Large Cap Series LLC ....................    30
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    33
Additional Information ...................................................    37
Mutual Fund Family .......................................................    39


2       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous period for investors, marked by almost daily headlines of deepening turmoil in financial markets and a darkening economic outlook. The news took an extraordinarily heavy tone late in the period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting a series of new government programs designed to contain and combat the fallout.

The Federal Reserve Board (the "Fed") has taken decisive measures to restore liquidity and stabilize the financial system. Key moves included slashing the target federal funds rate 250 basis points (2.50%) between November 2007 and April 2008 and providing massive cash injections and lending programs. In October, as credit conditions further deteriorated, the central bank cut the key interest rate by 50 basis points on two separate occasions -- on October 8 in coordination with five other global central banks, and again during its regularly scheduled meeting on October 29. This left the key short-term rate at just 1.0%, its lowest level since 2004. While the U.S. economy appeared fairly resilient through the second quarter of 2008, the third quarter saw a contraction of 0.5%, and a more significant decline is expected for the fourth quarter. Moreover, on December 1, the National Bureau of Economic Research confirmed that the U.S. had entered a recession in December 2007.

Against this backdrop, U.S. equity markets experienced intense volatility, with periods of downward pressure punctuated by sharp rebounds. Losses were significant and broad-based, though small-cap stocks fared moderately better than their larger counterparts. Non-U.S. markets decelerated at a considerably faster pace than domestic equities -- a stark reversal of recent years' trends, when international stocks generally outpaced U.S. stocks.

Treasury issues also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose) and outperformed other fixed income assets as investors continued their flight to higher quality and more liquid securities. Tax-exempt issues generally underperformed, as problems among municipal bond insurers and the collapse in the market for auction rate securities afflicted the group throughout the course of the past year. At the same time, the above mentioned economic headwinds and malfunctioning credit markets plagued the high yield sector, with the third quarter of 2008 marking one of the worst periods in history for the asset class.

Facing unprecedented volatility and macro pressures, the major benchmark indexes generally recorded losses for the six- and 12-month reporting periods:

Total Returns as of October 31, 2008                                                      6-month   12-month
============================================================================================================
U.S. equities (S&P 500 Index)                                                             (29.28)%   (36.10)%
------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              (24.39)    (34.16)
------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                         (41.21)    (46.62)
------------------------------------------------------------------------------------------------------------
Fixed income (Barclays Capital U.S. Aggregate Index*)                                      (3.63)      0.30
------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Barclays Capital Municipal Bond Index*)                           (4.70)     (3.30)
------------------------------------------------------------------------------------------------------------
High yield bonds (Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index*)     (24.86)    (25.41)
------------------------------------------------------------------------------------------------------------

*     Formerly a Lehman Brothers Index.

      Past performance is no guarantee of future results. Index performance shown is for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


             THIS PAGE NOT PART OF YOUR FUND REPORT                           3

Fund Summary                             BlackRock Core Principal Protected Fund

Portfolio Management Commentary

      How did the Fund perform?

o The Fund, through its investment in Master Large Cap Core Portfolio (the "Portfolio"), outperformed its all-equity benchmark, the Russell 1000 Index for the twelve-month period ended October 31, 2008. At the beginning of the period, the Portfolio's equity allocation was at 100% of net assets and the fixed income allocation was at 0%. However, from July through the end of the period, market conditions dictated an increased allocation to fixed income, and therefore a reduced allocation to equity.

      What factors influenced performance?

o The Fund's underperformance in consumer staples was almost entirely due to its underweight position, but stock selection in the sector was negative as well. We believe the underweight positioning is justified by the high valuations in that sector. Performance was also hurt by a combination of disappointing stock selection and an overweight in the information technology (IT) sector, especially among office electronics and semiconductors names. Finally, disappointing results from stock selection within health care, materials, energy and industrials offset the positive effects of allocation decisions among those sectors.

o The consumer discretionary sector was a significant contributor to performance, as we focused on finding high-quality companies, companies with global revenue streams, turn-around companies, and companies that will benefit as consumers "trade down" (e.g., discounters such as Ross Stores, Inc.). The Portfolio's underweight in financials stocks (most notably in mortgage finance and capital markets companies) also helped performance.

o The most significant individual contributors to Fund performance included AutoZone, Inc., Chubb Corp. and Express Scripts, Inc., as well as underweights in American International Group, Inc. and Citigroup, Inc. The biggest individual detractors from performance included Seagate Technology, Valero Energy Corp. and JPMorgan Chase & Co., as well as underweights in Wal-Mart Stores, Inc. and Wells Fargo & Co.

      Describe recent Portfolio activity.

o During the period, we increased the Portfolio's exposure to the energy, IT, health care, industrials, consumer staples and consumer discretionary sectors. The Portfolio's largest purchases included Occidental Petroleum Corp., Cummins, Inc., Johnson & Johnson, Apache Corp. and Hess Corp.

o We reduced Portfolio exposure to the materials and financials sectors. The Portfolio's largest sales included MetLife, Inc., Cisco Systems, Inc., International Business Machines Corp., American International Group, Inc. and Medco Health Solutions, Inc.

      Describe Portfolio positioning at period-end.

o On October 31, 2008, the Portfolio was overweight versus the benchmark in IT, health care, energy and consumer discretionary, and underweight in financials, consumer staples, utilities and telecommunication services.

o We believe the U.S. economy is facing a deeper-than-normal recession that will put a significant drag on corporate earnings. Going forward, we still believe in the importance of high-quality U.S. multinationals, as many still have good earnings growth, quality balance sheets and good valuations. In this uncertain environment, quality is key. While the time-tested importance of fundamentals appears to have been absent from valuations recently, fundamentals do matter. When the market returns to a more "normal" state, we believe that owning high-quality companies will stand us in good stead.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

                                            Actual                                                Hypothetical 2
                     ------------------------------------------------------   ------------------------------------------------------
                       Beginning          Ending                                Beginning          Ending
                     Account Value     Account Value       Expenses Paid      Account Value     Account Value       Expenses Paid
                      May 1, 2008    October 31, 2008   During the Period 1    May 1, 2008    October 31, 2008   During the Period 1
------------------------------------------------------------------------------------------------------------------------------------
Institutional .....     $1,000            $780.80             $ 7.88             $1,000           $1,016.25            $ 8.92
Investor A ........     $1,000            $779.10             $ 8.63             $1,000           $1,015.40            $ 9.78
Investor B ........     $1,000            $776.30             $12.06             $1,000           $1,011.53            $13.65
Investor C ........     $1,000            $776.80             $12.06             $1,000           $1,011.53            $13.65
------------------------------------------------------------------------------------------------------------------------------------

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.76% for Institutional, 1.93% for Investor A, 2.70% for Investor B and 2.70% for Investor C), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in a master portfolio, the expense table example reflects the expenses of both the fund and the master portfolio in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

      See "Disclosure of Expenses" on page 6 for further information on how expenses were calculated.


4       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional and Investor A Shares compared to growth of an investment in the Merrill Lynch U.S. Corporate Master Index, Barclays Capital U.S. Aggregate Index and the Russell 1000 Index. Values are from February 28, 2003 to October 2008:

                                                 Merrill Lynch    Barclays Capital
               Institutional     Investor A     U.S. Corporate       U.S Aggregate     Russell 1000
                 Shares(1,2)    Shares(1,2)    Master Index(3)            Index(4)         Index(5)
2/28/03(6)           $10,000        $ 9,475            $10,000             $10,000          $10,000
10/31/03             $11,340        $10,726            $10,387             $10,132          $12,750
10/31/04             $11,843        $11,170            $11,105             $10,692          $13,940
10/31/05             $13,251        $12,468            $11,194             $10,814          $15,399
10/31/06             $15,404        $14,465            $11,803             $11,375          $17,867
10/31/07             $17,366        $16,260            $12,312             $11,987          $20,553
10/31/08             $11,372        $10,626            $10,549             $12,024          $12,989

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
2 The Fund invests all of its equity component assets in Master Large Cap Core Portfolio of Master Large Cap Series LLC. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Manager believes blends growth and value.
3 This unmanaged Index is comprised of all investment grade corporate bonds, rated BBB or higher, of all maturities.
4 This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds with at least one year to maturity.
5 This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
6     Commencement of operations.

Performance Summary for the Period Ended October 31, 2008

                                                                                  Average Annual Total Returns 7
                                                              ----------------------------------------------------------------------
                                                                     1 Year                  5 Years             Since Inception 8
                                                              --------------------    --------------------     ---------------------
                                                 6-Month      w/o sales    w/sales    w/o sales    w/sales     w/o sales     w/sales
                                              Total Returns    charge      charge      charge      charge       charge       charge
------------------------------------------------------------------------------------------------------------------------------------
Institutional ...............................    (21.92)%     (34.52)%        --       0.06%          --         2.29%          --
Investor A ..................................    (22.09)      (34.65)     (38.08)%    (0.19)       (1.26)%       2.04         1.08%
Investor B ..................................    (22.37)      (35.18)     (37.58)     (0.94)       (1.19)        1.27         1.15
Investor C ..................................    (22.32)      (35.15)     (35.68)     (0.93)       (0.93)        1.28         1.28
Merrill Lynch U.S. Corporate Master Index ...    (15.42)      (14.32)         --       0.31           --         0.95           --
Barclays Capital U.S. Aggregate Index .......     (3.63)        0.30          --       3.48           --         3.30           --
Russell 1000 Index ..........................    (30.13)      (36.80)         --       0.37           --         4.72           --
------------------------------------------------------------------------------------------------------------------------------------

7 Assuming maximum sales charges, if any. See "About Fund Performance" on page 6 for a detailed description of share classes, including any related sales charges and fees.
8     The Fund commenced operations on 2/28/03.

Past performance is not indicative of future results.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       5

About Fund Performance

o Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of $1,000 invested on May 1, 2008 and held through October 31, 2008) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


6       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Statement of Assets and Liabilities      BlackRock Core Principal Protected Fund

October 31, 2008
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- Master Large Cap Core Portfolio (the "Portfolio") (cost -- $26,208,0941) ..................    $ 16,299,937
Withdrawals receivable from the Portfolio .........................................................................         251,083
Investments sold receivable .......................................................................................       3,500,105
Investment in U.S. Treasury STRIPS2, 3.81%, 2/15/10 (Par -- $56,645,000; cost -- $55,563,4581) ....................      55,722,807
Prepaid expenses ..................................................................................................           3,032
                                                                                                                       ------------
Total assets ......................................................................................................      75,776,964
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Investments purchased payable .....................................................................................       2,198,399
Contributions payable to the Portfolio ............................................................................       1,301,706
Capital shares redeemed payable ...................................................................................         251,083
Service and distribution fees payable .............................................................................          55,171
Financial warranty fees payable ...................................................................................          39,286
Investment advisory fees payable ..................................................................................          37,755
Other affiliates payable ..........................................................................................          13,582
Officer's and Trustees' fees payable ..............................................................................              41
Other accrued expenses payable ....................................................................................          26,958
                                                                                                                       ------------
Total liabilities .................................................................................................       3,923,981
                                                                                                                       ------------
Net Assets ........................................................................................................    $ 71,852,983
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital, unlimited shares of no par value authorized ......................................................    $ 83,067,920
Undistributed net investment income ...............................................................................         277,282
Accumulated net realized loss .....................................................................................      (1,743,411)
Net unrealized appreciation/depreciation ..........................................................................      (9,748,808)
                                                                                                                       ------------
Net Assets ........................................................................................................    $ 71,852,983
                                                                                                                       ============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Institutional -- Based on net assets of $1,662,981 and 238,369 shares outstanding .................................    $       6.98
                                                                                                                       ============
Investor A -- Based on net assets of $5,611,904 and 807,325 shares outstanding ....................................    $       6.95
                                                                                                                       ============
Investor B -- Based on net assets of $39,326,492 and 5,781,994 shares outstanding .................................    $       6.80
                                                                                                                       ============
Investor C -- Based on net assets of $25,251,606 and 3,703,686 shares outstanding .................................    $       6.82
                                                                                                                       ============

1 The cost and unrealized depreciation of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..........................................    $ 82,426,393
                                                                   ============
      Gross unrealized appreciation ...........................    $    172,912
      Gross unrealized depreciation ...........................     (10,576,561)
                                                                   ------------
      Net unrealized depreciation .............................    $(10,403,649)
                                                                   ============

2     Separately Traded Registered Interest and Principal of Securities.

See Notes to Financial Statements.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       7

Statement of Operations                  BlackRock Core Principal Protected Fund

Year Ended October 31, 2008
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest and amortization of premiums and discounts ...............................................................    $    105,121
Net investment income allocated from the Portfolio:
  Dividends .......................................................................................................       1,486,170
  Securities lending -- affiliated ................................................................................          61,360
  Income -- affiliated ............................................................................................           1,112
  Expenses ........................................................................................................        (528,031)
                                                                                                                       ------------
Total income ......................................................................................................       1,125,732
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ...............................................................................................         850,336
Service -- Investor A .............................................................................................          20,753
Service and distribution -- Investor B ............................................................................         619,534
Service and distribution -- Investor C ............................................................................         403,579
Transfer agent -- Institutional ...................................................................................           3,612
Transfer agent -- Investor A ......................................................................................           4,633
Transfer agent -- Investor B ......................................................................................          50,798
Transfer agent -- Investor C ......................................................................................          31,520
Financial warranty ................................................................................................         708,614
Professional ......................................................................................................          57,515
Accounting services ...............................................................................................          50,937
Printing ..........................................................................................................          48,910
Officer and Trustees ..............................................................................................          19,794
Custodian .........................................................................................................          14,134
Miscellaneous .....................................................................................................          15,207
                                                                                                                       ------------
Total expenses ....................................................................................................       2,899,876
Less fees waived by advisor .......................................................................................        (493,109)
                                                                                                                       ------------
Total expenses after waiver .......................................................................................       2,406,767
                                                                                                                       ------------
Net investment loss ...............................................................................................      (1,281,035)
                                                                                                                       ------------
===================================================================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
  Investments .....................................................................................................         (40,616)
  Allocations from the Portfolio ..................................................................................      (1,641,726)
                                                                                                                       ------------
                                                                                                                         (1,682,342)
                                                                                                                       ------------
Net change in unrealized appreciation/depreciation on:
  Investments .....................................................................................................         159,349
  Allocations from the Portfolio ..................................................................................     (44,596,005)
                                                                                                                       ------------
                                                                                                                        (44,436,656)
                                                                                                                       ------------
Total realized and unrealized loss ................................................................................     (46,118,998)
                                                                                                                       ------------
Net Decrease in Net Assets Resulting from Operations ..............................................................    $(47,400,033)
                                                                                                                       ============

See Notes to Financial Statements.


8       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Statements of Changes in Net Assets      BlackRock Core Principal Protected Fund

                                                                                                               Year Ended
                                                                                                               October 31,
Increase (Decrease) in Net Assets:                                                                        2008              2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment loss ............................................................................    $  (1,281,035)    $  (2,344,585)
Net realized gain (loss) .......................................................................       (1,682,342)       28,813,525
Net change in unrealized appreciation/depreciation .............................................      (44,436,656)       (7,026,733)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................      (47,400,033)       19,442,207
                                                                                                    -------------------------------
===================================================================================================================================
Distributions to Shareholders From:
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain:
  Institutional ................................................................................         (725,018)         (517,532)
  Investor A ...................................................................................       (1,917,311)       (1,289,442)
  Investor B ...................................................................................      (14,392,766)       (9,019,454)
  Investor C ...................................................................................       (9,494,921)       (5,717,830)
                                                                                                    -------------------------------
Decrease in net assets resulting from distributions to shareholders ............................      (26,530,016)      (16,544,258)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets derived from capital share transactions .............................      (16,256,436)      (26,933,904)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets ...................................................................      (90,186,485)      (24,035,955)
Beginning of year ..............................................................................      162,039,468       186,075,423
                                                                                                    -------------------------------
End of year ....................................................................................    $  71,852,983     $ 162,039,468
                                                                                                    ===============================
End of year undistributed net investment income ................................................    $     277,282                --
                                                                                                    ===============================

See Notes to Financial Statements.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       9

Financial Highlights                     BlackRock Core Principal Protected Fund

                                                                      Institutional
                                           ----------------------------------------------------------------
                                                                  Year Ended October 31,
                                           ----------------------------------------------------------------
                                              2008          2007          2006          2005         2004
===========================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....    $  13.02      $  12.66      $  11.66      $  11.48      $  11.34
                                           ----------------------------------------------------------------
Net investment income (loss) ..........       (0.02) 1      (0.06) 1      (0.06) 1      (0.00) 1,2     0.04
Net realized and unrealized gain (loss)       (3.77)         1.56          1.88          1.31          0.45
                                           ----------------------------------------------------------------
Net increase (decrease) from
  investment operations ...............       (3.79)         1.50          1.82          1.31          0.49
                                           ----------------------------------------------------------------
Distributions from net realized gain ..       (2.25)        (1.14)        (0.82)        (1.13)        (0.35)
                                           ----------------------------------------------------------------
Net asset value, end of year ..........    $   6.98      $  13.02      $  12.66      $  11.66      $  11.48
                                           ================================================================
===========================================================================================================
Total Investment Return 3
-----------------------------------------------------------------------------------------------------------
Based on net asset value ..............      (34.52)%       12.73%        16.25%        11.88%         4.44%
                                           ================================================================
===========================================================================================================
Ratios to Average Net Assets 4
-----------------------------------------------------------------------------------------------------------
Total expenses after fees waived ......        1.72%         1.61%         1.55%         1.58%         1.58%
                                           ================================================================
Total expenses ........................        2.15%         2.07%         2.02%         2.00%         1.91%
                                           ================================================================
Net investment income (loss) ..........       (0.25)%       (0.44)%       (0.47)%       (0.01)%        0.39%
                                           ================================================================
===========================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .........    $  1,663      $  4,354      $  5,824      $  7,034      $  9,893
                                           ================================================================
Portfolio turnover of the Fund ........         133%            0%            0%          186%          167%
                                           ================================================================
Portfolio turnover of the Portfolio ...         109%           96%           88%           94%          135%
                                           ================================================================

                                                                      Investor A
                                           ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                           ----------------------------------------------------------------
                                              2008          2007          2006         2005          2004
===========================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....    $  12.96      $  12.64      $  11.63      $  11.44      $  11.32
                                           ----------------------------------------------------------------
Net investment income (loss) ..........       (0.04) 1      (0.08) 1      (0.11) 1      (0.03) 1       0.01
Net realized and unrealized gain (loss)       (3.75)         1.54          1.90          1.31          0.44
                                           ----------------------------------------------------------------
Net increase (decrease) from
  investment operations ...............       (3.79)         1.46          1.79          1.28          0.45
                                           ----------------------------------------------------------------
Distributions from net realized gain ..       (2.22)        (1.14)        (0.78)        (1.09)        (0.33)
                                           ----------------------------------------------------------------
Net asset value, end of year ..........    $   6.95      $  12.96      $  12.64      $  11.63      $  11.44
                                           ================================================================
===========================================================================================================
Total Investment Return3
-----------------------------------------------------------------------------------------------------------
Based on net asset value ..............      (34.65)%       12.41%        16.02%        11.62%         4.14%
                                           ================================================================
===========================================================================================================
Ratios to Average Net Assets4
-----------------------------------------------------------------------------------------------------------
Total expenses after fees waived ......        1.89%         1.83%         1.80%         1.83%         1.83%
                                           ================================================================
Total expenses ........................        2.32%         2.29%         2.27%         2.25%         2.16%
                                           ================================================================
Net investment income (loss) ..........       (0.43)%       (0.66)%       (0.74)%       (0.26)%        0.13%
                                           ================================================================
===========================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .........    $  5,612      $ 11,436      $ 15,414      $  7,932      $ 11,534
                                           ================================================================
Portfolio turnover of the Fund ........         133%            0%            0%          186%          167%
                                           ================================================================
Portfolio turnover of the Portfolio ...         109%           96%           88%           94%          135%
                                           ================================================================

1     Based on average shares outstanding.
2     Amount is less than $(0.01) per share.
3     Total investment returns exclude the effect of any sales charges.
4 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income.

See Notes to Financial Statements.


10       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Financial Highlights (concluded)         BlackRock Core Principal Protected Fund

                                                                       Investor B
                                           ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                           ----------------------------------------------------------------
                                              2008          2007          2006          2005         2004
===========================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....    $  12.71      $  12.50      $  11.51      $  11.33      $  11.26
                                           ----------------------------------------------------------------
Net investment loss ...................       (0.11) 1      (0.18) 1      (0.19) 1      (0.12) 1      (0.07)
Net realized and unrealized gain (loss)       (3.68)         1.53          1.87          1.30          0.44
                                           ----------------------------------------------------------------
Net increase (decrease) from
  investment operations ...............       (3.79)         1.35          1.68          1.18          0.37
                                           ----------------------------------------------------------------
Distributions from net realized gain ..       (2.12)        (1.14)        (0.69)        (1.00)        (0.30)
                                           ----------------------------------------------------------------
Net asset value, end of year ..........    $   6.80      $  12.71      $  12.50      $  11.51      $  11.33
                                           ================================================================
===========================================================================================================
Total Investment Return 2
-----------------------------------------------------------------------------------------------------------
Based on net asset value ..............      (35.18)%       11.61%        15.11%        10.81%         3.36%
                                           ================================================================
===========================================================================================================
Ratios to Average Net Assets 3
-----------------------------------------------------------------------------------------------------------
Total expenses after fees waived ......        2.66%         2.60%         2.56%         2.59%         2.58%
                                           ================================================================
Total expenses ........................        3.09%         3.06%         3.03%         3.01%         2.91%
                                           ================================================================
Net investment loss ...................       (1.21)%       (1.44)%       (1.48)%       (1.07)%       (0.59)%
                                           ================================================================
===========================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .........    $ 39,326      $ 88,104      $100,974      $118,858      $130,014
                                           ================================================================
Portfolio turnover of the Fund ........         133%            0%            0%          186%          167%
                                           ================================================================
Portfolio turnover of the Portfolio ...         109%           96%           88%           94%          135%
                                           ================================================================

                                                                       Investor C
                                           ----------------------------------------------------------------
                                                                 Year Ended October 31,
                                           ----------------------------------------------------------------
                                             2008           2007          2006         2005          2004
===========================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ....    $  12.74      $  12.52      $  11.53      $  11.33      $  11.26
                                           ----------------------------------------------------------------
Net investment loss ...................       (0.11) 1      (0.18) 1      (0.18) 1      (0.12) 1      (0.07)
Net realized and unrealized gain (loss)       (3.69)         1.54          1.86          1.30          0.44
                                           ----------------------------------------------------------------
Net increase (decrease) from
  investment operations ...............       (3.80)         1.36          1.68          1.18          0.37
                                           ----------------------------------------------------------------
Distributions from net realized gain ..       (2.12)        (1.14)        (0.69)        (0.98)        (0.30)
                                           ----------------------------------------------------------------
Net asset value, end of year ..........    $   6.82      $  12.74      $  12.52      $  11.53      $  11.33
                                           ================================================================
===========================================================================================================
Total Investment Return 2
-----------------------------------------------------------------------------------------------------------
Based on net asset value ..............      (35.15)%       11.67%        15.03%        10.83%         3.37%
                                           ================================================================
===========================================================================================================
Ratios to Average Net Assets 3
-----------------------------------------------------------------------------------------------------------
Total expenses after fees waived ......        2.66%         2.60%         2.56%         2.59%         2.59%
                                           ================================================================
Total expenses ........................        3.09%         3.06%         3.03%         3.01%         2.91%
                                           ================================================================
Net investment loss ...................       (1.20)%       (1.44)%       (1.48)%       (1.05)%       (0.61)%
                                           ================================================================
===========================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000) .........    $ 25,252      $ 58,146      $ 63,864      $ 69,261      $ 82,398
                                           ================================================================
Portfolio turnover of the Fund ........         133%            0%            0%          186%          167%
                                           ================================================================
Portfolio turnover of the Portfolio ...         109%           96%           88%           94%          135%
                                           ================================================================

1     Based on average shares outstanding.
2     Total investment returns exclude the effect of sales charges.
3 Includes the Fund's share of the Portfolio's allocated expenses and/or net investment income.

See Notes to Financial Statements.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       11

Notes to Financial Statements            BlackRock Core Principal Protected Fund

1. Organization and Significant Accounting Policies:

BlackRock Core Principal Protected Fund (the "Fund") is a series of BlackRock Principal Protected Trust ("the Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing all or a portion of its assets in Master Large Cap Core Portfolio (the "Portfolio"), which is a series of Master Large Cap Series LLC. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at October 31, 2008 was 0.6%. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from February 28, 2003 through February 28, 2010 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after the Guarantee Maturity Date. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

The Fund values its bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund's Board of Trustees (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Net Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions to Shareholders: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 30, 2008, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended October 31, 2005 through October 31, 2007.The statutes of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.


12       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

                                         BlackRock Core Principal Protected Fund

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Funds' financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administrative services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. ("PNC") are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets.

The Advisor has contractually agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays the Advisor indirectly through its investment in the Portfolio. For the year ended October 31, 2008, the Advisor earned fees of $850,336, of which $493,109 was waived. This amount is shown on the Statement of Operations as fees waived by the Advisor. In addition, the Advisor has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended October 31, 2008, the Fund reimbursed the Advisor $1,995, for certain accounting services, which is included in accounting services in the Statement of Operations.

Effective October 1, 2008, the Fund has entered into separate Distribution Agreements and Distribution Plans with BlackRock Investments, Inc. ("BII"), which replaced FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor") as the sole distributor of the Fund. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BII and BDI are affiliates of BlackRock, Inc. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service     Distribution
                                                          Fee           Fee
--------------------------------------------------------------------------------
Investor A ........................................      0.25%           --
Investor B ........................................      0.25%         0.75%
Investor C ........................................      0.25%         0.75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       13

                                         BlackRock Core Principal Protected Fund

For the year ended October 31, 2008, the affiliates received contingent deferred sales charges of $126,629 and $2,016 relating to transactions in Investor B and Investor C Shares, respectively.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended October 31, 2008, the Fund earned $866, which is included in income from affiliates in the Statement of Operations.

The Trust, on behalf of the Fund, and the Advisor have entered into a Financial Guarantee Agreement with AMBAC Assurance Corporation ("AMBAC"). The Financial Guarantee Agreement is intended to make sure that on the Guaranteed Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Guarantee Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to AMBAC, under the Financial Guarantee Agreement, an annual fee equal to 0.625% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guaranteed Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, AMBAC will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to each shareholder's Guaranteed Amount.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended October 31, 2008, the Fund paid $81,042 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund's transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended October 31, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

--------------------------------------------------------------------------------
                                                                Call Center Fees
--------------------------------------------------------------------------------
Institutional ...................................................    $   47
Investor A ......................................................    $  163
Investor B ......................................................    $1,260
Investor C ......................................................    $  805
--------------------------------------------------------------------------------

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008 were $65,149,195 and $9,650,242, respectively.

4. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of October 31, 2008 attributable to net operating losses were reclassified to the following accounts:

-------------------------------------------------------------------------------
Decrease paid-in capital .......................................    $(1,558,331)
Increase undistributed net investment income ...................    $ 1,558,317
Increase accumulated net realized loss .........................    $        14
-------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2008 and October 31, 2007 was as follows:

--------------------------------------------------------------------------------
                                                        10/31/08       10/31/07
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $ 3,342,850             --
  Long-term capital ..............................     23,187,166    $16,544,258
                                                      --------------------------
Total taxable distributions ......................    $26,530,016    $16,544,258
                                                      ==========================

As of October 31, 2008, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Capital loss carryforward ....................................    $   (811,288)
Net unrealized losses ........................................     (10,403,649)*
                                                                  ------------
Total accumulated net losses .................................    $(11,214,937)
                                                                  ============

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the timing of income recognition from partnership interests.

As of October 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates:

--------------------------------------------------------------------------------
Expires October 31,
--------------------------------------------------------------------------------
2016  ..............................................................    $811,288
                                                                        --------
Total ..............................................................    $811,288
                                                                        ========


14       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Notes to Financial Statements (concluded)
                                         BlackRock Core Principal Protected Fund

5. Capital Share Transactions:

Transactions in shares for each class were as follows:

                                                                                Year Ended                       Year Ended
                                                                            October 31, 2008                  October 31, 2007
                                                                      ---------------------------       ---------------------------
                                                                         Shares          Amount            Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of distributions .          20,910     $    212,860           13,375     $    158,359
Shares redeemed ................................................        (117,030)      (1,109,444)        (138,956)      (1,716,843)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................         (96,120)    $   (896,584)        (125,581)    $ (1,558,484)
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor A
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued ..................................................              --               --              306     $      9,670
Shares issued to shareholders in reinvestment of distributions .         178,006     $  1,808,544          102,594        1,212,660
                                                                      ---------------------------       ---------------------------
Total issued ...................................................         178,006        1,808,544          102,900        1,222,330
Shares redeemed ................................................        (252,837)      (2,297,515)        (440,665)      (5,456,895)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................         (74,831)    $   (488,971)        (337,765)    $ (4,234,565)
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor B
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of distributions .       1,300,489     $ 13,017,897          705,931     $  8,231,154
Shares redeemed ................................................      (2,450,664)     (21,394,387)      (1,853,518)     (22,564,691)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................      (1,150,175)    $ (8,376,490)      (1,147,587)    $(14,333,537)
                                                                      ===========================       ===========================
-----------------------------------------------------------------------------------------------------------------------------------
Investor C
-----------------------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of distributions .         884,625     $  8,872,616          458,599     $  5,361,026
Shares redeemed ................................................      (1,745,734)     (15,367,007)        (993,765)     (12,168,344)
                                                                      ---------------------------       ---------------------------
Net decrease ...................................................        (861,109)    $ (6,494,391)        (535,166)    $ (6,807,318)
                                                                      ===========================       ===========================

6. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       15

Report of Independent Registered Public Accounting Firm
                                         BlackRock Core Principal Protected Fund

To the Shareholders and Board of Trustees of BlackRock Principal Protected
Trust:

We have audited the accompanying statement of assets and liabilities of BlackRock Core Principal Protected Fund, one of the series constituting BlackRock Principal Protected Trust (the "Trust") as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 30, 2008

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Core Principal Protected Fund during the taxable year ended October 31, 2008:

================================================================================
Record Date                                                    December 11, 2007
Payable Date                                                   December 12, 2007
================================================================================
Qualified Dividend Income for Individuals*                           54.76%
--------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction
for Corporations*                                                    54.92%
--------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for Non-U.S. Residents**             100%
--------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $1.861694 per share to shareholders of record on December 11, 2007.


16       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Officers and Trustees of the Trust

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of Time                                       Advised Funds
Name, Address           Held with        Served as a      Principal Occupation(s)             and Portfolios
and Year of Birth       Fund             Trustee 2        During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Trustees 1
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez     Chairman of      Since 2007       Formerly Director, Vice Chairman     37 Funds       ACE Limited (insur-
40 East 52nd Street     the Board,                        and Chief Financial Officer of      104 Portfolios  ance company);
New York, NY 10022      Trustee and                       USX Corporation (energy and                         Eastman Chemical
1944                    Member of                         steel business) from 1991 to                        Company (chemical);
                        the Audit                         2001.                                               RTI International
                        Committee                                                                             Metals, Inc. (metals);
                                                                                                              TYCO Electronics
                                                                                                              (electronics)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss           Vice Chairman    Since 2007       Managing Director, FGW               37 Funds       Watson
40 East 52nd Street     of the Board,                     Associates (consulting and          104 Portfolios  Pharmaceutical Inc.
New York, NY 10022      Chairman of                       investment company) since
1941                    the Audit                         1997; Director, Michael J. Fox
                        Committee                         Foundation for Parkinson's
                        and Trustee                       Research since 2000; Formerly
                                                          Director of BTG International
                                                          Plc (a global technology
                                                          commercialization company) from
                                                          2001 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha       Trustee          Since 2007       Director, The China Business         37 Funds       None
40 East 52nd Street                                       Group, Inc. (consulting firm)       104 Portfolios
New York, NY 10022                                        since 1996 and formerly
1944                                                      Executive Vice President thereof
                                                          from 1996 to 2003; Chairman of
                                                          the Board, Berkshire Holding
                                                          Corporation since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond           Trustee          Since 2007       Formerly Trustee and Member of       37 Funds       None
40 East 52nd Street                                       the Governance Committee, State     104 Portfolios
New York, NY 10022                                        Street Research Mutual Funds
1946                                                      from 1997 to 2005; Formerly
                                                          Board Member of Governance,
                                                          Audit and Finance Committee,
                                                          Avaya Inc. (computer equipment)
                                                          from 2003 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton        Trustee          Since 2007       Managing General Partner, The        37 Funds       Knology, Inc.
40 East 52nd Street                                       Burton Partnership, LP (an          104 Portfolios  (telecommunications);
New York, NY 10022                                        investment partnership) since                       Capital
1944                                                      1979; Managing General Partner,                     Southwest (financial)
                                                          The South Atlantic Venture Funds
                                                          since 1983; Member of the
                                                          Investment Advisory Council of
                                                          the Florida State Board of
                                                          Administration from 2001 to
                                                          2007.
------------------------------------------------------------------------------------------------------------------------------------
Honorable               Trustee          Since 2007       Partner and Head of                  37 Funds       UPS Corporation
Stuart E. Eizenstat                                       International Practice,             104 Portfolios  (delivery service)
40 East 52nd Street                                       Covington and Burling (law firm)
New York, NY 10022                                        since 2001; International
1943                                                      Advisory Board Member, The Coca-
                                                          Cola Company since 2002;
                                                          Advisory Board Member, BT
                                                          Americas (telecommunications)
                                                          since 2004; Member of the Board
                                                          of Directors, Chicago Climate
                                                          Exchange (environmental) since
                                                          2006; Member of the
                                                          International Advisory Board,
                                                          GML (energy) since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot        Trustee          Since 2007       Professor, Harvard University since  37 Funds       None
40 East 52nd Street                                       1992.                               104 Portfolios
New York, NY 10022
1957
------------------------------------------------------------------------------------------------------------------------------------
John F. O'Brien         Trustee          Since 2007       Trustee, Woods Hole                  37 Funds       Cabot Corporation
40 East 52nd Street                                       Oceanographic Institute since       104 Portfolios  (chemicals); LKQ
New York, NY 10022                                        2003; Formerly Director,                            Corporation (auto
1943                                                      Allmerica Financial Corporation                     parts manufacturing);
                                                          from 1995 to 2003; Formerly                         TJX Companies,
                                                          Director, ABIOMED from 1989 to                      Inc. (retailer)
                                                          2006; Formerly Director,
                                                          Ameresco, Inc. (energy solutions
                                                          company) from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo     Trustee          Since 2007       Shareholder, Modrall, Sperling,      37 Funds       None
40 East 52nd Street                                       Roehl, Harris & Sisk, P.A. (law     104 Portfolios
New York, NY 10022                                        firm) since 1993; Chairman of
1942                                                      the Board, Cooper's Inc.
                                                          (retail) since 2000; Director of
                                                          ECMC Group (service provider to
                                                          students, schools and lenders)
                                                          since 2001; President Elect, The
                                                          American Law Institute
                                                          (non-profit), 2007; Formerly
                                                          President, American Bar
                                                          Association from 1995 to 1996.
------------------------------------------------------------------------------------------------------------------------------------


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       17

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)     Length of Time                                        Advised Funds
Name, Address           Held with       Served as a       Principal Occupation(s)             and Portfolios
and Year of Birth       Fund            Trustee 2         During Past Five Years              Overseen        Public Directorships
====================================================================================================================================
Non-Interested Trustees 1  (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo Reid         Trustee          Since 2007       Self-employed consultant since       37 Funds       None
40 East 52nd Street                                       2001; Director and Secretary,       104 Portfolios
New York, NY 10022                                        SCB, Inc. (holding company)
1945                                                      since 1998; Director and
                                                          Secretary, SCB Partners, Inc.
                                                          (holding company) since 2000;
                                                          Formerly Director, Covenant
                                                          House (non-profit) from 2001 to
                                                          2004.
------------------------------------------------------------------------------------------------------------------------------------
David H. Walsh          Trustee          Since 2007       Director, National Museum of         37 Funds       None
40 East 52nd Street                                       Wildlife Art since 2007;            104 Portfolios
New York, NY 10022                                        Director, Ruckleshaus Institute
1941                                                      and Haub School of Natural
                                                          Resources at the University of
                                                          Wyoming since 2006; Director,
                                                          The American Museum of Fly
                                                          Fishing since 1997; Formerly
                                                          Consultant with Putnam
                                                          Investments from 1993 to 2003;
                                                          Formerly Director, The National
                                                          Audubon Society from 1998 to
                                                          2005.
------------------------------------------------------------------------------------------------------------------------------------
Richard R. West         Trustee and      Since 2007       Dean Emeritus, New York              37 Funds       Bowne & Co., Inc.
40 East 52nd Street     Member of                         University's Leonard N. Stern       104 Portfolios  (financial printers);
New York, NY 10022      the Audit                         School of Business                                  Vornado Realty Trust
1938                    Committee                         Administration since 1995.                          (real estate com-
                                                                                                              pany); Alexander's
                                                                                                              Inc. (real estate
                                                                                                              company)
                        ------------------------------------------------------------------------------------------------------------
                        1     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                              ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows trustees as joining the Fund's board in 2007, each trustee first became a member of the board of trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995;
                              Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A.
                              Froot since 2005; Robert M. Hernandez since 1996; John F. O'Brien since 2004; Roberta Cooper Ramo since 2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and
                              Richard R. West since 1978.
====================================================================================================================================
Interested Trustees 3
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Trustee          Since 2007       Managing Director, BlackRock,       184 Funds       None
40 East 52nd Street                                       Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State
1945                                                      Street Research & Management
                                                          Company from 2000 to 2005;
                                                          Formerly Chairman of the Board
                                                          of Trustees, State Street
                                                          Research Mutual Funds from 2000
                                                          to 2005; Formerly Chairman, SSR
                                                          Realty from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink        Trustee          Since 2007       Chairman and Chief Executive         37 Funds       None
40 East 52nd Street                                       Officer of BlackRock, Inc. since    104 Portfolios
New York, NY 10022                                        its formation in 1998 and of
1952                                                      BlackRock, Inc.'s predecessor
                                                          entities since 1988 and Chairman
                                                          of the Executive and Management
                                                          Committees; Formerly Managing
                                                          Director, The First Boston
                                                          Corporation, Member of its
                                                          Management Committee, Co-Head of
                                                          its Taxable Fixed Income
                                                          Division and Head of its
                                                          Mortgage and Real Estate
                                                          Products Group; Chairman of the
                                                          Board of several of BlackRock's
                                                          alternative investment vehicles;
                                                          Director of several of
                                                          BlackRock's offshore funds;
                                                          Member of the Board of Trustees
                                                          of New York University, Chair of
                                                          the Financial Affairs Committee
                                                          and a member of the Executive
                                                          Committee, the Ad Hoc Committee
                                                          on Board Governance, and the
                                                          Committee on Trustees;
                                                          Co-Chairman of the NYU Hospitals
                                                          Center Board of Trustees,
                                                          Chairman of the
                                                          Development/Trustee Stewardship
                                                          Committee and Chairman of the
                                                          Finance Committee; Trustee, The
                                                          Boys' Club of New York.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Trustee          Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street                                       since 2007; Formerly Managing       295 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007 and Treasurer
                                                          of certain closed-end funds in
                                                          the BlackRock fund complex from
                                                          1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        3     Messrs. Davis and Fink are both "interested persons," as defined in the Investment Company Act of
                              1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an
                              "interested person" of the Fund due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



18       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Officers and Trustees of the Trust (concluded)

                        Position(s)
Name, Address           Held with        Length of Time
and Year of Birth       Fund             Served           Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers 1
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President and                     Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      Chief Executive                   Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Officer                           from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                          President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street     President                         of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022      Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer of                        Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                    the Fund                          Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff       Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.)of Goldman
New York, NY 10022                                        Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        1     Officers of the Fund serve at the pleasure of the Board of Trustees.
                        ------------------------------------------------------------------------------------------------------------
                              Further information about the Fund's Officers and Trustees is available in the Fund's Statement of
                              Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent

PNC Global Investment
Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Willkie Farr & Gallagher LLP
New York, NY 10019

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of AMBAC Assurance Corporation, the Guarantor: please contact the Fund at
(800) 441-7762.
--------------------------------------------------------------------------------


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       19

Portfolio Summary                                Master Large Cap Core Portfolio

As of October 31, 2008

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ...................................................     5%
Johnson & Johnson ...................................................     3
Chevron Corp. .......................................................     3
Pfizer, Inc. ........................................................     2
Hewlett-Packard Co. .................................................     2
ConocoPhillips ......................................................     2
Amgen, Inc. .........................................................     2
Occidental Petroleum Corp. ..........................................     2
Walt Disney Co. .....................................................     2
Apache Corp. ........................................................     1
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels .........................................    16%
Pharmaceuticals .....................................................     7
Specialty Retail ....................................................     7
Health Care Providers & Services ....................................     7
Semiconductors & Semiconductor Equipment ............................     6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Sector Representation                                      Long-Term Investments
--------------------------------------------------------------------------------
Information Technology ..............................................    23%
Energy ..............................................................    19
Health Care .........................................................    18
Consumer Discretionary ..............................................    15
Industrials .........................................................    12
Consumer Staples ....................................................     6
Financials ..........................................................     5
Materials ...........................................................     1
Telecommunication Services ..........................................     1
--------------------------------------------------------------------------------
      For Portfolio compliance purposes, sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.


20       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Schedule of Investments October 31, 2008         Master Large Cap Core Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Consumer Discretionary -- 14.6%
Hotels, Restaurants & Leisure -- 1.0%
Panera Bread Co. Class A (a)(b)                        630,000   $   28,425,600
-------------------------------------------------------------------------------
Household Durables -- 0.2%
NVR, Inc. (a)                                           10,000        4,902,100
-------------------------------------------------------------------------------
Leisure Equipment & Products -- 1.0%
Hasbro, Inc.                                           970,000       28,197,900
-------------------------------------------------------------------------------
Media -- 2.5%
Omnicom Group Inc.                                     960,000       28,358,400
Walt Disney Co.                                      1,650,000       42,735,000
                                                                 --------------
                                                                     71,093,400
-------------------------------------------------------------------------------
Multiline Retail -- 3.2%
Big Lots, Inc. (a)                                   1,350,000       32,980,500
Dollar Tree, Inc. (a)                                  770,000       29,275,400
Family Dollar Stores, Inc.                           1,070,000       28,793,700
                                                                 --------------
                                                                     91,049,600
-------------------------------------------------------------------------------
Specialty Retail -- 6.7%
Advance Auto Parts, Inc.                             1,060,000       33,072,000
AutoZone, Inc. (a)                                     250,000       31,822,500
Foot Locker, Inc.                                      720,000       10,526,400
The Gap, Inc.                                        2,060,000       26,656,400
RadioShack Corp.                                     2,340,000       29,624,400
Ross Stores, Inc.                                      940,000       30,728,600
TJX Cos., Inc.                                       1,130,000       30,238,800
                                                                 --------------
                                                                    192,669,100
-------------------------------------------------------------------------------
Total Consumer Discretionary                                        416,337,700
===============================================================================
Consumer Staples -- 6.4%
Beverages -- 0.2%
The Coca-Cola Co.                                      110,000        4,846,600
-------------------------------------------------------------------------------
Food & Staples Retailing -- 3.4%
BJ's Wholesale Club, Inc. (a)                          870,000       30,624,000
The Kroger Co.                                       1,170,000       32,128,200
SYSCO Corp.                                            570,000       14,934,000
Wal-Mart Stores, Inc.                                  360,000       20,091,600
                                                                 --------------
                                                                     97,777,800
-------------------------------------------------------------------------------
Household Products -- 1.5%
Church & Dwight Co., Inc.                              200,000       11,818,000
The Procter & Gamble Co.                               480,000       30,979,200
                                                                 --------------
                                                                     42,797,200
-------------------------------------------------------------------------------
Personal Products -- 1.3%
The Estee Lauder Cos., Inc. Class A                    340,000       12,253,600
Herbalife Ltd.                                         940,000       22,964,200
                                                                 --------------
                                                                     35,217,800
-------------------------------------------------------------------------------
Total Consumer Staples                                              180,639,400
===============================================================================
Energy -- 18.8%
Energy Equipment & Services -- 2.4%
Baker Hughes, Inc.                                     400,000       13,980,000
ENSCO International, Inc.                              740,000       28,127,400
Tidewater, Inc.                                        570,000       24,857,700
                                                                 --------------
                                                                     66,965,100
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels -- 16.4%
Apache Corp.                                           450,000       37,048,500
Chevron Corp.                                          990,000       73,854,000
ConocoPhillips                                       1,010,000       52,540,200
Exxon Mobil Corp.                                    1,940,000      143,792,800
Hess Corp.                                             570,000       34,319,700
Marathon Oil Corp.                                   1,220,000       35,502,000
Murphy Oil Corp.                                       550,000       27,852,000
Occidental Petroleum Corp.                             780,000       43,321,200
Valero Energy Corp.                                    900,000       18,522,000
                                                                 --------------
                                                                    466,752,400
-------------------------------------------------------------------------------
Total Energy                                                        533,717,500
===============================================================================
Financials -- 4.7%
Commercial Banks -- 0.2%
Wells Fargo & Co.                                      190,000        6,469,500
-------------------------------------------------------------------------------
Consumer Finance -- 1.2%
Capital One Financial Corp.                            850,000       33,252,000
-------------------------------------------------------------------------------
Diversified Financial Services -- 0.7%
Bank of America Corp.                                  250,000        6,042,500
JPMorgan Chase & Co.                                   340,000       14,025,000
                                                                 --------------
                                                                     20,067,500
-------------------------------------------------------------------------------
Insurance -- 2.6%
The Allstate Corp.                                     930,000       24,542,700
Chubb Corp.                                             70,000        3,627,400
The Travelers Cos., Inc.                               330,000       14,041,500
UnumProvident Corp.                                  2,010,000       31,657,500
                                                                 --------------
                                                                     73,869,100
-------------------------------------------------------------------------------
Total Financials                                                    133,658,100
===============================================================================
Health Care -- 18.7%
Biotechnology -- 1.7%
Amgen, Inc. (a)                                        800,000       47,912,000
-------------------------------------------------------------------------------
Health Care Equipment & Supplies -- 2.4%
C.R. Bard, Inc.                                        340,000       30,005,000
Edwards Lifesciences Corp. (a)                         520,000       27,476,800
Varian Medical Systems, Inc. (a)                       250,000       11,377,500
                                                                 --------------
                                                                     68,859,300
-------------------------------------------------------------------------------
Health Care Providers & Services -- 6.7%
AmerisourceBergen Corp.                                700,000       21,889,000
Cigna Corp.                                            290,000        4,727,000
Express Scripts, Inc. (a)                              550,000       33,335,500
Lincare Holdings, Inc. (a)                           1,010,000       26,613,500
McKesson Corp.                                         760,000       27,960,400
Omnicare, Inc.                                         260,000        7,168,200
Quest Diagnostics, Inc.                                690,000       32,292,000
WellPoint, Inc. (a)                                    910,000       35,371,700
                                                                 --------------
                                                                    189,357,300
-------------------------------------------------------------------------------
Life Sciences Tools & Services -- 0.6%
Invitrogen Corp. (a)                                   630,000       18,137,700
-------------------------------------------------------------------------------
Pharmaceuticals -- 7.3%
Eli Lilly & Co.                                      1,070,000       36,187,400
Forest Laboratories, Inc. (a)                        1,300,000       30,199,000
Johnson & Johnson                                    1,260,000       77,288,400
Pfizer, Inc.                                         3,630,000       64,287,300
                                                                 --------------
                                                                    207,962,100
-------------------------------------------------------------------------------
Total Health Care                                                   532,228,400
===============================================================================

See Notes to Financial Statements.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       21

Schedule of Investments (continued)              Master Large Cap Core Portfolio
                                     (Percentages shown are based on Net Assets)

Common Stocks                                          Shares         Value
===============================================================================
Industrials -- 11.9%
Aerospace & Defense -- 4.9%
General Dynamics Corp.                                 590,000   $   35,588,800
L-3 Communications Holdings, Inc.                      400,000       32,468,000
Lockheed Martin Corp.                                  400,000       34,020,000
Raytheon Co.                                           710,000       36,288,100
                                                                 --------------
                                                                    138,364,900
-------------------------------------------------------------------------------
Commercial Services & Supplies -- 1.1%
Waste Management, Inc.                               1,030,000       32,166,900
-------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
Cooper Industries Ltd. Class A                         760,000       23,522,000
-------------------------------------------------------------------------------
Industrial Conglomerates -- 1.1%
General Electric Co.                                 1,590,000       31,020,900
-------------------------------------------------------------------------------
Machinery -- 2.5%
AGCO Corp. (a)                                         670,000       21,118,400
Cummins, Inc.                                        1,020,000       26,367,000
Dover Corp.                                            750,000       23,827,500
                                                                 --------------
                                                                     71,312,900
-------------------------------------------------------------------------------
Road & Rail -- 1.0%
CSX Corp.                                              130,000        5,943,600
Ryder System, Inc.                                     560,000       22,187,200
                                                                 --------------
                                                                     28,130,800
-------------------------------------------------------------------------------
Trading Companies & Distributors -- 0.5%
MSC Industrial Direct Co. Class A                      430,000       15,419,800
-------------------------------------------------------------------------------
Total Industrials                                                   339,938,200
===============================================================================
Information Technology -- 23.0%
Communications Equipment -- 0.2%
Cisco Systems, Inc. (a)                                260,000        4,620,200
-------------------------------------------------------------------------------
Computers & Peripherals --5.9%
Hewlett-Packard Co.                                  1,540,000       58,951,200
International Business Machines Corp.                  110,000       10,226,700
Lexmark International, Inc. Class A (a)                860,000       22,213,800
NetApp, Inc. (a)                                     1,170,000       15,830,100
QLogic Corp. (a)                                     1,820,000       21,876,400
Seagate Technology                                   2,330,000       15,774,100
Western Digital Corp. (a)                            1,480,000       24,420,000
                                                                 --------------
                                                                    169,292,300
-------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.9%
Agilent Technologies, Inc. (a)                       1,170,000       25,962,300
-------------------------------------------------------------------------------
IT Services -- 3.1%
Accenture Ltd. Class A                               1,090,000       36,024,500
Affiliated Computer Services, Inc. Class A (a)         150,000        6,150,000
Computer Sciences Corp. (a)                            792,900       23,913,864
Global Payments, Inc.                                  270,000       10,937,700
Hewitt Associates, Inc. Class A (a)                    360,000       10,040,400
                                                                 --------------
                                                                     87,066,464
-------------------------------------------------------------------------------
Office Electronics -- 0.9%
Xerox Corp.                                          3,150,000       25,263,000
-------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment -- 6.1%
Altera Corp.                                         1,710,000       29,668,500
Analog Devices, Inc.                                 1,320,000       28,195,200
Broadcom Corp. Class A (a)                           1,690,000       28,865,200
Integrated Device Technology, Inc. (a)               1,340,000        8,522,400
Intersil Corp. Class A                                 330,000        4,517,700
LSI Corp. (a)                                        4,360,000       16,786,000
Novellus Systems, Inc. (a)                           1,760,000       27,808,000
Xilinx, Inc.                                         1,590,000       29,287,800
                                                                 --------------
                                                                    173,650,800
-------------------------------------------------------------------------------
Software -- 5.9%
Adobe Systems, Inc. (a)                                750,000       19,980,000
BMC Software, Inc. (a)                               1,110,000       28,660,200
CA, Inc.                                             1,820,000       32,396,000
Compuware Corp. (a)                                  1,620,000       10,335,600
Microsoft Corp.                                      1,240,000       27,689,200
Symantec Corp. (a)                                   2,540,000       31,953,200
Synopsys, Inc. (a)                                     930,000       17,000,400
                                                                 --------------
                                                                    168,014,600
-------------------------------------------------------------------------------
Total Information Technology                                        653,869,664
===============================================================================
Materials -- 1.3%
Containers & Packaging -- 0.8%
Crown Holdings, Inc. (a)                             1,130,000       22,803,400
-------------------------------------------------------------------------------
Metals & Mining -- 0.5%
Reliance Steel & Aluminum Co.                          520,000       13,020,800
-------------------------------------------------------------------------------
Total Materials                                                      35,824,200
===============================================================================
Telecommunication Services -- 0.7%
Diversified Telecommunication Services -- 0.7%
AT&T Inc.                                              780,000       20,880,600
-------------------------------------------------------------------------------
Total Telecommunication Services                                     20,880,600
===============================================================================
Total Long-Term Investments
(Cost -- $3,421,449,360) -- 100.1%                                2,847,093,764
===============================================================================

===============================================================================
                                                    Beneficial
                                                      Interest
Short-Term Securities                                    (000)
===============================================================================
BlackRock Liquidity Series, LLC
  Money Market Series, 1.57% (c)(d)(e)                 $11,588       11,588,400
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $11,588,400) -- 0.4%                                        11,588,400
===============================================================================
Total Investments (Cost -- $3,433,037,760*) -- 100.5%             2,858,682,164

Liabilities in Excess of Other Assets -- (0.5)%                     (15,167,389)
                                                                 --------------
Net Assets -- 100.0%                                             $2,843,514,775
                                                                 ==============

See Notes to Financial Statements.


22       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2008, as computed for federal income tax purposes, were as follows:

      Aggregate cost .......................................    $ 3,497,291,826
                                                                ===============
      Gross unrealized appreciation ........................    $   163,213,998
      Gross unrealized depreciation ........................       (801,823,660)
                                                                ---------------
      Net unrealized depreciation ..........................    $  (638,609,662)
                                                                ===============

(a)   Non-income producing security.
(b)   Security, or a portion of security, is on loan.
(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Represents the current yield as of the report date.
(e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net
      Affiliate                                         Activity        Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                                       --    $   11,231
      BlackRock Liquidity Series, LLC
        Money Market Series                          $(870,851,900)   $2,505,518
      --------------------------------------------------------------------------

o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. These sector and industry classifications are unaudited.

See Notes to Financial Statements.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       23

Statement of Assets and Liabilities              Master Large Cap Core Portfolio

October 31, 2008
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated (including securities loaned of $12,019,968) (cost -- $3,421,449,360) .....    $ 2,847,093,764
Investments at value -- affiliated (cost -- $11,588,400) .......................................................         11,588,400
Investments sold receivable ....................................................................................         45,760,045
Dividends receivable ...........................................................................................          2,433,100
Securities lending income receivable -- affiliated .............................................................            223,735
Interest receivable ............................................................................................              1,883
Prepaid expenses ...............................................................................................             99,276
Other assets ...................................................................................................              2,011
                                                                                                                    ---------------
Total assets ...................................................................................................      2,907,202,214
                                                                                                                    ---------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Collateral at value -- securities loaned .......................................................................         11,588,400
Bank overdraft .................................................................................................          6,233,552
Investments purchased payable ..................................................................................         34,529,698
Withdrawals payable from Investor ..............................................................................          6,504,044
Investments purchased payable -- affiliates ....................................................................          3,410,000
Investment advisory fees payable ...............................................................................          1,137,920
Other affiliates payable .......................................................................................             23,952
Officer's and Directors' fees payable ..........................................................................                471
Other accrued expenses payable .................................................................................            259,402
                                                                                                                    ---------------
Total liabilities ..............................................................................................         63,687,439
                                                                                                                    ---------------
Net Assets .....................................................................................................    $ 2,843,514,775
                                                                                                                    ===============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Investors' capital .............................................................................................    $ 3,417,870,371
Net unrealized appreciation/depreciation .......................................................................       (574,355,596)
                                                                                                                    ---------------
Net Assets .....................................................................................................    $ 2,843,514,775
                                                                                                                    ===============

See Notes to Financial Statements.


24       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Statement of Operations                          Master Large Cap Core Portfolio

Year Ended October 31, 2008
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends ......................................................................................................    $    60,423,512
Securities lending -- affiliated ...............................................................................          2,505,518
Income -- affiliated ...........................................................................................             47,261
                                                                                                                    ---------------
Total income ...................................................................................................         62,976,291
                                                                                                                    ---------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ............................................................................................         20,282,735
Accounting services ............................................................................................            704,837
Custodian ......................................................................................................            615,937
Professional ...................................................................................................             92,678
Officer and Directors ..........................................................................................             69,965
Printing .......................................................................................................              6,931
Miscellaneous ..................................................................................................             84,660
                                                                                                                    ---------------
Total expenses .................................................................................................         21,857,743
                                                                                                                    ---------------
Net investment income ..........................................................................................         41,118,548
                                                                                                                    ---------------
===================================================================================================================================
Realized and Unrealized Loss
-----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from investments .............................................................................       (521,502,159)
Net change in unrealized appreciation/depreciation on investments ..............................................     (1,536,726,590)
                                                                                                                    ---------------
Total realized and unrealized loss .............................................................................     (2,058,228,749)
                                                                                                                    ---------------
Net Decrease in Net Assets Resulting from Operations ...........................................................    $(2,017,110,201)
                                                                                                                    ===============

See Notes to Financial Statements.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       25

Statements of Changes in Net Assets              Master Large Cap Core Portfolio
(As Restated for 2007. See Note 6)

                                                                                                             Year Ended
                                                                                                             October 31,
                                                                                                -----------------------------------
Increase (Decrease) in Net Assets:                                                                    2008                2007
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................................................    $    41,118,548     $    27,760,104
Net realized gain (loss) ...................................................................       (521,502,159)        527,140,752
Net change in unrealized appreciation/depreciation .........................................     (1,536,726,590)         22,249,344
                                                                                                -----------------------------------
Net increase (decrease) in net assets resulting from operations ............................     (2,017,110,201)        577,150,200
                                                                                                -----------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Proceeds from contributions ................................................................        986,366,566       1,415,268,883
Fair value of withdrawals ..................................................................     (1,775,472,579)       (219,326,884)
                                                                                                -----------------------------------
Net increase (decrease) in net assets derived from capital transactions ....................       (789,106,013)      1,195,941,999
                                                                                                -----------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets ....................................................     (2,806,216,214)      1,773,092,199
Beginning of year ..........................................................................      5,649,730,989       3,876,638,790
                                                                                                -----------------------------------
End of year ................................................................................    $ 2,843,514,775     $ 5,649,730,989
                                                                                                ===================================

Financial Highlights                             Master Large Cap Core Portfolio

                                                                                     Year Ended October 31,
                                                            -----------------------------------------------------------------------
                                                                2008            2007          2006           2005           2004
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
Total investment return ................................        (38.84)%         13.94%         17.32%         18.35%          9.61%
                                                            =======================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses .........................................          0.50%           0.49%          0.49%          0.51%          0.52%
                                                            =======================================================================
Net investment income ..................................          0.93%           0.63%          0.58%          0.72%          0.57%
                                                            =======================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000) ..........................    $2,843,515      $5,649,731     $3,876,639     $2,666,699     $1,831,300
                                                            =======================================================================
Portfolio turnover .....................................           109%             96%            88%            94%           136%
                                                            =======================================================================

See Notes to Financial Statements.


26       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Notes to Financial Statements                    Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is a series of Master Large Cap Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the "Board") to issue non-transferable interests in the Master LLC, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the
Portfolio:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security. The Portfolio values its investments in the BlackRock Liquidity Series, LLC Money Market Series at fair value, which is ordinarily based upon its pro-rata ownership in the net assets of the underlying fund.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the invested collateral falls below the market value of the borrowed securities, either in the event of borrower default or in the event of losses on investments made with cash collateral. For the year ended October 31, 2008, the Fund received only cash collateral for any securities loaned.

Income Taxes: The Portfolio is classified as a "pass-through entity" for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required.

It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio is disregarded as an entity separate from its owners for tax purposes, therefore it is not required to file income tax returns.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Portfolio's financial statement disclosures is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       27

Notes to Financial Statements (continued)        Master Large Cap Core Portfolio

and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161," was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Portfolio's financial statement disclosures, if any, is currently being assessed.

Bank Overdraft: The Portfolio recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to the Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Advisor a monthly fee at an annual rate of 0.50% of average daily net assets not exceeding $1 billion, 0.45% of average daily net assets in excess of $1 billion but not exceeding $5 billion and 0.40% of average daily net assets in excess of $5 billion.

The Advisor has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor with respect to the Portfolio, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Portfolio to the Advisor.

For the year ended October 31, 2008, the Portfolio reimbursed the Advisor $79,621 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of October 31, 2008, the Portfolio lent securities with a value of $4,015,680 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended October 31, 2008, BIM received $608,113 in securities lending agent fees.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolio reimburses the Advisor for compensation paid to the Master LLC's Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2008 were $4,835,571,071 and $5,584,713,693, respectively.

4. Short-Term Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Advisor and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement, which is included in miscellaneous expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2008.

5. Acquisitions:

On September 24, 2007, an investor of the Portfolio acquired all of the net assets of BlackRock Investment Trust Portfolio of BlackRock Funds ("Investment Trust"), pursuant to a plan of reorganization. As a result of the reorganization, which included $286,539,853 of net unrealized appreciation, the Portfolio received an in-kind contribution of portfolio securities.

6. Restatement:

During the current year's financial reporting process, the Portfolio determined that the net unrealized appreciation recognized as a result of the


28       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Notes to Financial Statements (concluded)        Master Large Cap Core Portfolio

September 24, 2007 reorganization described in Note 5 should have been reported in the financial statements as proceeds received from contributions rather than as part of the net change in unrealized appreciation for the year ended October 31, 2007. Accordingly, the Portfolio has restated its Statement of Changes in Net Assets for the year ended October 31, 2007 to appropriately reduce the net change in unrealized appreciation/depreciation and increase the proceeds from contributions by a corresponding amount.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets                Previously
For the Year Ended October 31, 2007                Reported          Restated
--------------------------------------------------------------------------------
Net change in unrealized
  appreciation/depreciation ................    $  308,789,197    $   22,249,344
Net increase in net assets
  resulting from operations ................    $  863,690,053    $  577,150,200
Proceeds from contributions ................    $1,128,729,030    $1,415,268,883
Net increase (decrease) in net assets
  derived from capital transactions ........    $  909,402,146    $1,195,941,999
--------------------------------------------------------------------------------

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the shareholders and directors of both companies and certain regulators. Subject to other regulatory approvals, the transaction is expected to close on or about December 31, 2008.

On November 14, 2008 (the "Reorganization Date"), an investor of the Portfolio acquired all of the assets and certain stated liabilities of PNC Growth & Income Fund (the "PNC Fund"), a series of PNC Funds, Inc. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of the PNC Fund on October 31, 2008. As a result of the reorganization, which included $59,817,678 of net unrealized depreciation, Master Large Cap Core received an in-kind contribution of portfolio securities.

Report of Independent Registered Public Accounting Firm
                                                 Master Large Cap Core Portfolio

To the Investors and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the "Master LLC"), as of October 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 6, the Statement of Changes in Net Assets of Master Large Cap Core Portfolio for the year ended October 31, 2007, has been restated.

Deloitte & Touche LLP
Princeton, New Jersey
December 30, 2008


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       29

Officers and Directors of Master Large Cap Series LLC

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of                                            Advised Funds
Name, Address           Held with        Time Served      Principal Occupation(s)             and Portfolios  Public
and Year of Birth       Master LLC       as a Director 2  During Past Five Years              Overseen        Directorships
====================================================================================================================================
Non-Interested Directors 1
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes        Co-Chair of      Since 2007       Professor Emeritus of Finance,      34 Funds        None
40 East 52nd Street     the Board of                      School of Business, State           81 Portfolios
New York, NY 10022      Directors and                     University of New York at Albany
1940                    Director                          since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Rodney D. Johnson       Co-Chair of      Since 2007       President, Fairmount Capital        34 Funds        None
40 East 52nd Street     the Board of                      Advisors, Inc. since 1987;          81 Portfolios
New York, NY 10022      Directors and                     Director, Fox Chase Cancer
1941                    Director                          Center since 2002; Member of the
                                                          Archdiocesan Investment
                                                          Committee of the Archdiocese of
                                                          Philadelphia since 2003;
                                                          Director, The Committee of
                                                          Seventy (civic) since 2006.
------------------------------------------------------------------------------------------------------------------------------------
David O. Beim           Director         Since 2007       Professor of Finance and            34 Funds        None
40 East 52nd Street                                       Economics at the Columbia           81 Portfolios
New York, NY 10022                                        University Graduate School of
1940                                                      Business since 1991; Trustee,
                                                          Phillips Exeter Academy since
                                                          2002; Formerly Chairman, Wave
                                                          Hill Inc. (public garden and
                                                          cultural center) from 1990 to
                                                          2006.
------------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner       Director         Since 2007       Formerly Executive Vice             34 Funds        NSTAR (electric
40 East 52nd Street                                       President of Teachers Insurance     81 Portfolios   and gas utility)
New York, NY 10022                                        and Annuity Association and
1939                                                      College Retirement Equities Fund
                                                          from 1989 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London       Director and     Since 1999       Professor Emeritus, New York        34 Funds        AIMS Worldwide, Inc.
40 East 52nd Street     Member of                         University since 2005; John M.      81 Portfolios   (marketing)
New York, NY 10022      the Audit                         Olin Professor of Humanities,
1939                    Committee                         New York University from 1993 to
                                                          2005 and Professor thereof from
                                                          1980 to 2005; President, Hudson
                                                          Institute (policy research
                                                          organization) since 1997 and
                                                          Trustee thereof since 1980;
                                                          Chairman of the Board of
                                                          Trustees for Grantham University
                                                          since 2006; Director,
                                                          InnoCentive, Inc. (strategic
                                                          solutions company) since 2005;
                                                          Director of Cerego, LLC
                                                          (software development and
                                                          design) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A. Montgomery   Director         Since 2007       Professor, Harvard Business         34 Funds        Newell Rubbermaid,
40 East 52nd Street                                       School since 1989; Director,        81 Portfolios   Inc. (manufacturing)
New York, NY 10022                                        Harvard Business School
1952                                                      Publishing since 2005; Director,
                                                          McLean Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Joseph P. Platt, Jr.    Director         Since 2007       Director, The West Penn             34 Funds        Greenlight Capital
40 East 52nd Street                                       Allegheny Health System (a          81 Portfolios   Re, Ltd (reinsurance
New York, NY 10022                                        not-for-profit health system)                       company)
1947                                                      since 2008; Partner, Amarna
                                                          Corporation, LLC (private
                                                          investment company) since 2002;
                                                          Director, WQED Multimedia (PBS
                                                          and Multimedia, a not-for-profit
                                                          company) since 2002; Director,
                                                          Jones and Brown (Canadian
                                                          insurance broker) since 1998;
                                                          General Partner, Thorn Partner,
                                                          LP (private investment) since
                                                          1998.
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Robb, Jr.     Director         Since 2007       Partner, Lewis, Eckert, Robb and    34 Funds        None
40 East 52nd Street                                       Company (management and             81 Portfolios
New York, NY 10022                                        financial consulting firm) since
1945                                                      1981.
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt         Director         Since 2007       President, Founders Investments     34 Funds        A.P. Pharma, Inc.
40 East 52nd Street                                       Ltd. (private investments) since    81 Portfolios   (specialty
New York, NY 10022                                        1999; Director of Forward                           pharmaceuticals)
1938                                                      Management, LLC since 2007;
                                                          Director, The James Irvine
                                                          Foundation (philanthropic
                                                          foundation) since 1997; Formerly
                                                          Trustee, State Street Research
                                                          Mutual Funds from 1990 to 2005;
                                                          Formerly Trustee, Metropolitan
                                                          Series Funds, Inc. from 2001 to
                                                          2005.
------------------------------------------------------------------------------------------------------------------------------------


30       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

                                                                                              Number of
                                                                                              BlackRock-
                        Position(s)      Length of                                            Advised Funds
Name, Address           Held with        Time Served      Principal Occupation(s)             and Portfolios  Public
and Year of Birth       Master LLC       as a Director 2  During Past Five Years              Overseen        Directorships
====================================================================================================================================
Non-Interested Directors1 (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth L. Urish        Chair of         Since 2007       Managing Partner, Urish Popeck &    34 Funds        None
40 East 52nd Street     the Audit                         Co., LLC (certified public          81 Portfolios
New York, NY 10022      Committee                         accountants and consultants)
1951                    and Director                      since 1976; Member of External
                                                          Advisory Board, The Pennsylvania
                                                          State University Accounting
                                                          Department since 2001; Trustee,
                                                          The Holy Family Foundation since
                                                          2001; Committee Member/
                                                          Professional Ethics Committee of
                                                          the Pennsylvania Institute of
                                                          Certified Public Accountants
                                                          since 2007; President and
                                                          Trustee, Pittsburgh Catholic
                                                          Publishing Associates since
                                                          2003; Formerly Director,
                                                          Inter-Tel from 2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Frederick W. Winter     Director and     Since 2007       Professor and Dean Emeritus of      34 Funds        None
40 East 52nd Street     Member of                         the Joseph M. Katz School of        81 Portfolios
New York, NY 10022      the Audit                         Business, University of
1945                    Committee                         Pittsburgh since 2005 and Dean
                                                          thereof from 1997 to 2005;
                                                          Director, Alkon Corporation
                                                          (pneumatics) since 1992;
                                                          Director, Indotronix
                                                          International (IT services)
                                                          since 2004; Director, Tippman
                                                          Sports (recreation) since 2005.
                        ------------------------------------------------------------------------------------------------------------
                        1     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                        2     Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                              ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Master LLC's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim since
                              1998; Ronald W. Forbes since 1977; Matina Horner since 2004; Rodney D. Johnson since 1995; Herbert I.
                              London since 1987; Cynthia A. Montgomery since 1994; Joseph P. Platt since 1999; Robert C. Robb, Jr.
                              since 1999; Toby Rosenblatt since 2005; Kenneth L. Urish since 1999; and Frederick W. Winter since
                              1999.
====================================================================================================================================
Interested Directors 3
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis        Director         Since 2007       Managing Director, BlackRock,       184 Funds       None
40 East 52nd Street                                       Inc. since 2005; Formerly Chief     295 Portfolios
New York, NY 10022                                        Executive Officer, State Street
1945                                                      Research & Management Company
                                                          from 2000 to 2005; Formerly
                                                          Chairman of the Board of
                                                          Trustees, State Street Research
                                                          Mutual Funds from 2000 to 2005;
                                                          Formerly Chairman, SSR Realty
                                                          from 2000 to 2004
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay            Director         Since 2007       Consultant, BlackRock, Inc.         184 Funds       None
40 East 52nd Street                                       since 2007; Formerly Managing       295 Portfolios
New York, NY 10022                                        Director, BlackRock, Inc. from
1947                                                      1989 to 2007; Formerly Chief
                                                          Administrative Officer,
                                                          BlackRock Advisors, LLC from
                                                          1998 to 2007; Formerly President
                                                          of BlackRock Funds and BlackRock
                                                          Bond Allocation Target Shares
                                                          from 2005 to 2007 and Treasurer
                                                          of certain closed-end funds in
                                                          the BlackRock fund complex from
                                                          1989 to 2006.
                        ------------------------------------------------------------------------------------------------------------
                        3     Mr. Davis is an "interested person," as defined in the Investment Company Act of 1940, of the Master
                              LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Master LLC due to his consulting arrangement with BlackRock, Inc. as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       31

Officers and Directors of Master Large Cap Series LLC (concluded)

                        Position(s)
Name, Address           Held with        Length of Time
and Year of Birth       Master LLC       Served           Principal Occupation(s) During Past Five Years
====================================================================================================================================
Master LLC Officers(1)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street     President and                     Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022      Chief Executive                   Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                    Officer                           from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                          President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley        Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer
40 East 52nd Street     President                         of BlackRock's U.S. Retail Group since 2006; Head of BlackRock's Mutual
New York, NY 10022                                        Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to
1962                                                      1986 and from 1988 to 2000, most recently as First Vice President and
                                                          Operating Officer of the Mergers and Acquisitions Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews         Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street     Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022      Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                      PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife             Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                       Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                        2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan       Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street     Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007;
New York, NY 10022      Officer of                        Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
1959                    the Fund                          Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to
                                                          2004 and Vice President and Senior Counsel thereof from 1998 to 2000;
                                                          Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard B. Surloff       Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                       at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of
New York, NY 10022                                        Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                        ------------------------------------------------------------------------------------------------------------
                        1     Officers of the Master LLC serve at the pleasure of the Board of Directors.
                        ------------------------------------------------------------------------------------------------------------
                              Further information about the Master LLC's Officers and Directors is available in the Master LLC's
                              Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm Sidley

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin LLP
New York, NY 10019


32       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of BlackRock Core Principal Protected Fund (the "Fund"), a series of BlackRock Principal Protected Trust (the "Trust") met in April and June 2008 to consider the approval of the Trust's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), the Trust's investment advisor. The Board also considered the approval of the subadvisory agreement (the "Subadvisory Agreement") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). For simplicity, the Fund and the Trust are referred to herein as the "Fund." The Advisor and the Subadvisor are referred to herein as "BlackRock." The Advisory Agreement and the Subadvisory Agreement are referred to herein as the "Agreements."

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Trustee. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Trustees.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions; (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5 - 6, 2008, the Fund's Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Investment Management, LLC for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 - 6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       33

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper ("Peers"); (b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Trustee may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Trustees, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team, BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Trustees, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.


34       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Fund ranked in the third, third and fourth quartiles on a net basis against its Lipper peer universe for the one-year and three-year periods and since inception ended December 31, 2007, respectively. The Board expressed its concern with the Fund's investment performance. The Board will continue its ongoing dialogue with BlackRock on the Fund's performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: The Board, including the Independent Trustees, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that, although the Fund has contractual advisory fees higher than its Peers because Lipper includes the contractual advisory fees of Master Large Cap Core Portfolio (the "Master Portfolio"), a series of Master Large Cap Series LLC, in which the Fund invests a portion of its assets. Taking into account the contractual waiver of the advisory fee by the amount of advisory fees the Fund pays BlackRock indirectly through its investment in the Master Portfolio, the Fund's contractual advisory fee would be comparable to fees paid by its Peers. The Board noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of one or more share classes of the Fund, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints.

D. Economies of Scale: The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third-party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       35

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock Investment Management, LLC for a one-year term ending June 30, 2009. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Trustees and predecessor Trustees, and discussions between the Trustees (and predecessor Trustees) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Trustees' conclusions may be based in part on their consideration of these arrangements in prior years.


36       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock website at http://www.blackrock.com/edelivery
2)    Click on the applicable link and follow the steps to sign up
3)    Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       37

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund/Master LLC votes proxies relating to securities held in the Fund's/Master LLC's portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's/Master LLC's Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's/Master LLC's Forms N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


38       BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio*
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio+
BlackRock Income Builder Portfolio+
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


  BLACKROCK CORE PRINCIPAL PROTECTED FUND              OCTOBER 31, 2008       39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Core Principal Protected Fund
Of BlackRock Principal Protected Trust
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                      #CPP-10/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Robert M. Hernandez
            Fred G. Weiss
            Richard R. West

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock Core
Principal Protected
Fund                  $27,300      $26,900           $0           $0            $6,100        $6,100          $1,049        $1,042
-----------------------------------------------------------------------------------------------------------------------------------
Master Large Cap
Core Portfolio        $34,300      $44,200           $0           $0            $9,200        $9,200            $0            $0
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock Core Principal
            Protected Fund                       $294,649            $291,642
            --------------------------------------------------------------------
            Master Large Cap Core Portfolio      $296,700            $293,700
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Date: December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Date: December 19, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust and Master Large Cap Core Portfolio of Master Large Cap Series LLC

Date: December 19, 2008